Income Taxes (Current and Deferred Portions of Net Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Current
U.S.	$ 82,657	$ 66,670	$ 59,591
State	6,137	5,118	5,272
Total current taxes	88,794	71,788	64,863
Deferred
U.S.	23,001	10,555	3,794
State	(51)	64	(252)
Total deferred taxes	22,950	10,619	3,542
Total income taxes	$ 111,744	$ 82,407	$ 68,405